EXHIBIT 23.1



                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS







To Nortek, Inc.:



         As   independent  public  accountants,  we  hereby  consent  to  the incorporation of our report dated February 20, 1996, included in this Form 10-

K,  into  the Company's previously filed Registration Statements on Form  S-8

(File Nos. 33-22527 and 33-47897).









                                          /s/ARTHUR ANDERSEN LLP








Boston, Massachusetts,
March 7, 1996